EXIBIT 10.24

                                 REVOLVING NOTE


$200,000                                              Dated: As of July 1, 2001

        FOR VALUE RECEIVED, the undersigned, Stanley E. Order, M.D., P.C., a professional corporation organized under the laws of the State of New York (the "Borrower"), HEREBY PROMISES TO PAY to the order of ISOTOPE SOLUTIONS, INC., a New York corporation (the "Lender"), the principal sum of Two Hundred Thousand Dollars ($200,000), or, if less, the aggregate unpaid principal amount of all Working Capital Advances (as defined in the Practice Management Services Agreement by and between the Borrower and the Lender dated as of December 1,
1997) of the Lender to the Borrower.

        The Borrower promises to pay interest on the unpaid principal amount of the Working Capital Advances from the date made until such principal amount is paid in full, at the rate of 8.00% per annum. Per annum shall mean a 360 day year consisting of 30 days per month.

        The unpaid principal and accrued interest shall be payable in full on any future date on which the Lender demands repayment (the "Due Date").

        All payments on this Revolving Note shall be applied first in payment of accrued interest and any remainder in payment of principal.

        The Borrower reserves the right to prepay this Revolving Note (in whole or in part) prior to the Due Date with no prepayment penalty.

        Both principal and interest are payable in lawful money of the United States of America to the Lender, at its offices at 700 Stewart Avenue, Garden City, New York 11530, or to such account as may be designated in writing from time to time by the Lender, in immediately available funds. The Working Capital Advances made by the Lender to the Borrower, and all payments made on account of the principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on this Revolving Note.

        This Revolving Note is secured by the Security Agreement between the Borrower and the Lender of even date herewith.

If any of the following events occur (each an "Event of Default"), this Revolving Note and any other obligations of the Borrower to the Lender shall become due immediately, without demand or notice:

        1. the failure of the Borrower to pay the principal and any accrued interest in full on or before the Due Date;

        2.      the death of the Borrower or Lender;

        3. the filing of bankruptcy proceedings involving the Borrower as a debtor;

        4. the application for the appointment of a receiver for the Borrower;

        5. the making of a general assignment for the benefit of the Borrower's creditors;

        6.      the insolvency of the Borrower;

        7. a misrepresentation by the Borrower to the Lender for the purpose of obtaining or extending credit.

        If any one or more of the provisions of this Revolving Note are determined to be unenforceable, in whole or in part, for any reason, the remaining provisions shall remain fully operative.

        All payments of principal and interest on this Revolving Note shall be paid in the legal currency of the United States. The Borrower waives presentment for payment, protest, and notice of protest and nonpayment of this Revolving Note.

        No renewal or extension of this Revolving Note, delay in enforcing any right of the Lender under this Revolving Note, or assignment by the Lender of this Revolving Note shall affect the liability or the obligations of the Borrower. All rights of the Lender under this Revolving Note are cumulative and may be exercised concurrently or consecutively at the Lender's option.

        The Borrower agrees to pay all expenses, including reasonable attorney's fees and legal expenses, incurred by the holder of this Revolving Note in endeavoring to collect any amounts payable hereunder that are not paid when due or upon an Event of Default, whether by acceleration or otherwise.

        This Revolving Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.


                                     STANLEY E. ORDER, M.D., P.C.

                                     By:
                                        --------------------------------------
                                        Name:
                                        Title:

                 WORKING CAPITAL LOANS AND PAYMENTS OF PRINCIPAL

                                          Amount of
                      Amount            Principal Paid            Notation
    Date              of Loan             or Prepaid              Made By
  --------            --------          --------------            ---------

  07/31/01            $22,000
  08/29/01            $39,000
  09/05/01            $10,000
  09/19/01            $30,000
  10/19/01                                  $25,000
  11/26/01            $20,000
  12/27/01            $23,000
  02/13/02                                  $ 6,000
  02/14/02                                  $12,000










                                       3